    As filed with the Securities and Exchange Commission on March 7, 2002


                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): March 7, 2002



                        Polo Ralph Lauren Corporation
  __________________________________________________________________________
            (Exact name of registrant as specified in its charter)



        Delaware                   001-13057            13-2622036
____________________________    ________________      ________________
(State or other jurisdiction    (Commission File      (IRS Employer
 of incorporation)                  Number)          Identification No.)




650 Madison Avenue, New York, New York                   10022
_______________________________________                 __________
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:       (212) 318-7000
                                                          ______________




                                Not applicable
       ________________________________________________________________

        (Former name or former address, if changed since last report)

Item 5.   Other Events.                                                      2


        On February 27, 2002, the Registrant filed a Registration Statement on Form S-3 (SEC File No. 333-83500) (the "Registration Statement") which, under the heading "BUSINESS - Backlog," inadvertently included incorrect data with respect to the Registrant's spring and summer order backlog as of December 29, 2001 and December 30, 2000. The correct information is as follows:

        "As of December 29, 2001, spring and summer domestic backlog was $191.0 million and $133.8 million for Polo Brands and Collection Brands, as compared to $222.1 million and $161.9 million at December 30, 2000."

        The Registrant intends to amend the Registration Statement and reflect the correct information in a pre-effective amendment to the Registration Statement.


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                                  SIGNATURES                                  3
                                  __________

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 POLO RALPH LAUREN CORPORATION



                                 By: /s/ Edward W. Scheuermann
                                     ___________________________________
                                     Name:  Edward W. Scheuermann
                                     Title:  Secretary




Dated: March 7, 2002